HireQuest, Inc. Closes Acquisition of LINK Staffing

Acquires 35 Franchised Locations in Nine States, Further
Expanding Franchise Opportunity to Include Traditional Commercial Staffing

GOOSE CREEK, South Carolina – March 23, 2021 – HireQuest, Inc. (Nasdaq: HQI), a national franchisor of on-demand and temporary staffing services, today announced that its subsidiary, HQ Link Corporation, has closed the acquisition of the franchised operations of LINK Staffing, a family-owned staffing company based in Houston, Texas, for approximately $11.1 million in cash. The transaction does not include working capital. The 35 acquired locations generated approximately $57 million in system-wide sales in 2020.

“On the heels of the recent acquisition of 47 locations from Snelling Staffing, a 67-year-old staffing company, we have rapidly expanded our presence in commercial staffing, creating an additional revenue stream for HireQuest,” commented Rick Hermanns, HireQuest’s President and Chief Executive Officer. “Just as importantly, the combined branch networks of LINK and Snelling will create a dynamic platform from which we believe we can grow our commercial staffing business organically. Most of the LINK locations are expected to be rebranded under the well-respected Snelling name.”

Through the Snelling and LINK acquisitions, HireQuest added 82 locations before any location sales, that produced $144 million in system-wide sales for a total consideration of $28.4 million before working capital adjustments. HireQuest subsequently sold five locations to a third party and divested ten California offices in exchange for a continuing trademark license royalty.

HireQuest funded the LINK acquisition with existing cash on hand.

About HireQuest

HireQuest, Inc. is a nationwide franchisor that provides on-demand labor and commercial staffing solutions in the light industrial, blue-collar, and commercial segments of the staffing industry for HireQuest Direct, HireQuest, Snelling, and LINK franchised offices across the United States. Through its national network of over 200 franchisee-owned offices in more than 30 states and the District of Columbia, HireQuest provides employment for approximately 60,000 individuals annually that work for thousands of customers in numerous industries including construction, light industrial, manufacturing, hospitality, clerical, travel, and event services. For more information, visit www.hirequest.com.

Important Cautions Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including statements regarding the acquisition of certain assets of LINK Staffing and Snelling Staffing and the expected benefits from such transaction including increased earnings and revenue, diversified offerings, organic growth, and the effects of expanded scale. All statements other than statements of historical facts contained herein, including the statements identified in the preceding sentences and other statements regarding our future financial position and results of operations, liquidity, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The words “expect,” “expectation,” “intend,” “anticipate,” “will,” “believe,” “may,” “estimate,” “continue,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” and similar expressions as they relate to the company, LINK, or Snelling Staffing, are intended to identify forward-looking statements. We have based these forward-looking statements largely on management’s expectations and projections regarding future events, negotiations, and financial trends that we believe may affect our financial condition, operating performance, business strategy, and financial needs. These forward-looking statements involve a number of risks and uncertainties.

Important factors that could cause actual results to differ materially from these forward-looking statements include: the possibility that the anticipated benefits of the asset acquisitions or asset sales will not be realized or will not be realized within the expected time period; the risk that LINK’s or Snelling Staffing’s business may not be integrated successfully; the risk that disruption from the acquisitions may make it more difficult to maintain existing business and operational relationships; and several other factors.

Further information on risks we face is detailed in our filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended December 31, 2019, our quarterly reports on Form 10-Q filed since that date, and our current reports on Form 8-K filed with the SEC on February 1, 2021, February 16, 2021, and March 2, 2021, and will be contained in our SEC filings in connection with this acquisition. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. The Company undertakes no obligations to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may otherwise be required by law.

Company Contact:
HireQuest, Inc.
Cory Smith, CFO
(800) 835-6755
Email: Cssmith@hirequest.com

Investor Relations Contact:
Hayden IR
Brett Maas
(646) 536-7331
Email: brett@haydenir.com